--------------------------------------------------------------------------------
HIGH NET WORTH INVESTORS--CAPITAL APPRECIATION
--------------------------------------------------------------------------------

Alliance Select
Investor Series

-Premier Portfolio

Semi-Annual Report
April 30, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                          o Are Not FDIC Insured
                          o May Lose Value
                          o Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 22, 2001

Dear Shareholder:

This report discusses the investment results and market activity for Alliance Select Investor Series Premier Portfolio (the "Portfolio") for the semi-annual reporting period ended April 30, 2001.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital through all market conditions. The Fund invests primarily in a non-diversified portfolio of equity securities of large, intensively researched, high-quality companies that are judged likely to achieve superior earnings growth. To take advantage of investment opportunities in both rising and falling markets and in an effort to enhance returns, the Portfolio may make substantial use of short-selling and other investment practices, such as options, futures, forwards, and leverage. In contrast to most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting substantially all of the Portfolio's net assets. This Fund is designed for the sophisticated investor who appreciates both the potential and risk of the Portfolio's investment strategies.

Investment Results

The following table provides the Portfolio's performance data over the six- and 12-month periods ended April 30, 2001. For comparison, we have included the returns of the Fund's benchmark, the Russell 1000 Growth Stock Index.

INVESTMENT RESULTS*
Periods Ended April 30, 2001

                                                       -------------------------
                                                              Total Returns
                                                       -------------------------
                                                       6 Months        12 Months
--------------------------------------------------------------------------------
Alliance Select Investor Series Premier Portfolio
      Class A                                           -19.44%          -29.34%
--------------------------------------------------------------------------------
      Class B                                           -19.72%          -29.82%
--------------------------------------------------------------------------------
      Class C                                           -19.72%          -29.82%
--------------------------------------------------------------------------------
Russell 1000 Growth Stock Index                         -26.43%          -32.25%
--------------------------------------------------------------------------------

* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of April 30, 2001. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

  The unmanaged Russell 1000 Growth Stock Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Premier Portfolio.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      Additional investment results appear on pages 6-10.

While the Portfolio's absolute performance has reflected the pronounced market downturn in the recent quarter, the Portfolio has nonetheless outperformed its benchmark. For the six-month period under review, the main reason for the Portfolio's outperformance versus its benchmark, was the relative underweighting in technology holdings in the Portfolio. The Portfolio's technology weighting was between 20% and 30% during the six-month period, versus the benchmark's technology weighting of approximately 40%. While technology stocks suffered during this period, the Portfolio's underweight position in the technology field limited its downside. During this period, large holdings in pharmaceuticals (specifically, Pfizer, Inc.), financials (Fannie Mae, Freddie Mac, MBNA Corp. and Citigroup, Inc.), consumer services (Kohl's Corp. and Home Depot, Inc.) and industrials (Tyco International Ltd.) offset weakness in the Portfolio's technology holdings (Cisco Systems, Inc., Nortel Networks Corp., EMC Corp. and Intel Corp.).

During the 12-month period ended April 30, 2001, the Portfolio's outperformance versus the Russell 1000 Growth Stock Index was again due to its underweight position in the technology sector versus the benchmark's weighting. The Portfolio's best performing stocks during this period included absolute positive returns from Kohl's Corp., Pfizer, Inc., Citigroup, Inc., Fannie Mae, Freddie Mac and MBNA Corp. The Portfolio's worst performing stocks (those with returns down at least 45%) included Cisco Systems, Inc., Applied Materials, Dell Computer Corp., Intel Corp. and Nortel Networks Corp.

Economic Review

During the six-month period under review, U.S. equities declined as investor concerns focused on U.S. economic deceleration and technology sector demand/overcapacity issues. While we are not yet technically in a recession, the reality of the corporate profit recession can be measured almost daily in the market and in the Portfolio. In less than one year, market sentiment has swung from almost unprecedented levels of optimism and risk tolerance to comparable extremes of fear and pessimism. Fascination with NASDAQ stocks and the technology sector has characterized both environments. Rather than dismiss this fascination as an Internet-induced fad, one should not discount the achievements enabled by technology spending. Technology fueled huge increases in productivity that allowed the economy to expand for 10 years unabated by an "inflation-fighting" Federal Reserve.

Low unemployment levels and booming consumer confidence ultimately proved to be powerful elixirs for equity investing. The excessive valuations that resulted could not withstand any diminution in growth, but investors were not afforded the luxury of slowing growth; instead, gross domestic product (GDP) growth collapsed from over 6% to 0% in less than three quarters. With technology representing more than half of corporate capital spending, technology


--------------------------------------------------------------------------------
2 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

company sales bore the brunt of the drop-off in spending. Our valuation sensitivity caused us to underweight in the technology sector. The Portfolio has been subjected to considerable downside in both technology (through poor stock selection like Cisco Systems, Inc., Nortel Networks Corp. and EMC Corp.) and non-technology stocks (Vodafone Group Plc. and AOL Time Warner, Inc.).

While not yet at trough valuations, traditional measures indicate that most of the pain is behind us. We firmly believe that the U.S. and world economy will generally do well in the medium and long run as inventories are worked down and demand resumes after several Federal Fund rate cuts. Long-term global demand for technology remains fundamentally strong, and the U.S. is the primary supplier of those productivity tools. The positive, secular trends remain in place for the U.S. economy: low inflation, well-managed companies, a highly productive work force, steady population growth and a growing Federal surplus.

Given our short-term fundamental concerns in the technology sector, we made significant purchases of only one technology name, Microsoft Corp., which trades at a reasonable market multiple. To fund that purchase, we continued to sell technology hardware and high price-to-earnings (P/E) valuation positions in EMC Corp. and Nortel Networks Corp. Outside of technology, we added to the health care and financial sectors, where the earnings profiles through this economic slowdown should be most stable. In health care, we continued to add to Pfizer, Inc. and Pharmacia Corp. In financials, we added to Citigroup, Inc. and the Federal National Mortgage Association ("Fannie Mae"). In the industrial sectors, we initiated a large position in General Electric Capital Corp. (through Honeywell International, Inc. options) as their stock valuation has fallen over 10 multiple points and its growth rate has increased during the last six months.

At the end of April 2001, the Portfolio's short positions consisted of written calls against individual stocks.

Market Environment and Outlook

As we have discussed before, our investment philosophy is predicated on the correct marriage of prospective fundamentals and valuation. Our long-term outlook for the U.S. economy and financial markets remains favorable, and valuations have become more reasonable with P/E multiples at 19-20x for the S&P 500 Stock Index. Over the last six months, market risk tolerance has been replaced by risk aversion. In that time period, we have become more skeptical on macroeconomic grounds, and this has materially lowered our short-term confidence in the fundamentals of technology and economically sensitive companies.

The risk to our medium-term confidence is the possibility that, after several years of strong capital and consumer spending based on full employment and a healthy stock market, we need more than a six-month pause. Under these circumstances, earnings could continue to disappoint without any meaningful uptick in late 2001/early 2002. If this should happen, both


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

individual and institutional investors could become even more pessimistic than they are today, since up to this point the prevailing sentiment has still been not to miss the next upturn. Still, we should remember that, in periods past, the stock market has sometimes gone sideways for as long as a decade.

Under normal circumstances, the crack in technology stocks would have caused us to increase our aggressiveness. This is what we did during the third quarter of 1998 when we had the Long-Term Capital/Russia opportunity--a move that led to our very strong fourth quarter 1998 performance. During the last six months, however, we have not increased or even maintained our pro rata portfolio weighting in the technology area. The little net new buying we have done has been more in the belief that there will be Federal Reserve rate cuts that might improve investor psychology in the short term. Whether or not such rallies prove to be sustained, however, will very much depend on whether the Federal Reserve can engineer an economic turn for the second half of 2001. This suggests that we carefully monitor developments and not be too heroic in buying into the downturn. Stated differently, we believe that the "opportunity cost" we might suffer by foregoing a more aggressive posture does not sufficiently outweigh the risks as we monitor the impact of the Federal Reserve rate cuts.

Federal Fund cuts are important because they add liquidity and help lengthen the market's investment horizon back to an historic 12-18 month timeframe. As of early June 2001, both the Federal Funds' futures contract and the Treasury yield curve have built in approximately another 25 basis points of cuts by July 2001, or a 3.75% Federal Funds target level. With expected core inflation at 2.0% to 2.5%, the Commodity Research Bureau Index flat year-over-year and sizeable layoffs, the Federal Reserve will likely continue to lower rates to stimulate the economy. Additionally, President George W. Bush was able to push forward his agenda of stimulative tax relief, which should help consumers as early as the second half of 2001. The issue for investors remains, "When in 2001 does investor psychology change and extend time horizons?"

Portfolio Strategy

We currently have the Portfolio structured with a 100% to 105% net long position (within an 80% to 120% range). This is up from 90% to 95% net long at the end of April 2001 on the belief that valuations have corrected significantly, cash is on the sidelines and fiscal and monetary policy should start to work in the second half of 2001. We will become more aggressive when we sense a bottom to current worldwide fundamentals. We have reduced individual stock concentration in our long positions given the increased economic uncertainty. Our technology weighting remains near 15% to 20% as fiscal and monetary policies may take longer to offset the significant overcapacity and high inventories facing much of the sector.

At the end of April, the Portfolio's gross long portfolio had a weighted average P/E multiple of 24x for 18% projected 2001 earnings growth versus 19x for 4% earnings growth for the S&P


--------------------------------------------------------------------------------
4 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO]         John D. Carifa


[PHOTO]         Alfred Harrison

[PHOTO]         Michael J. Reilly

Portfolio managers Alfred Harrison and Michael J. Reilly have 52 years of combined investment experience.

500 Stock Index. Despite absolute valuation concerns, we believe that the best relative investment opportunity is to stay with our long portfolio positions which provide strong relative earnings growth (four times the market's growth rate) for an acceptable 25% premium to the market's valuation. Accordingly, this is likely to be a year where volatility remains high, short-term trading moves remain possible and grinding it out is the most probable course of action.

Thank you for your continued interest in Alliance Select Investor Series Premier Portfolio. We look forward to reporting to you again on market activity and the Portfolio's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Senior Vice President


/s/ Michael J. Reilly

Michael J. Reilly
Vice President


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
7/31/98* TO 4/30/01

[The following table was represented as a mountain chart in the printed material.]

Alliance Select Investor Series Premier Portfolio Class A:      $11,053
Russell 1000 Growth Stock Index:                                $10,676

                         Alliance Select
                         Investor Series                     Russell 1000
                        Premier Portfolio                 Growth Stock Index
-------------------------------------------------------------------------------
     7/31/98                 $ 9,579                           $10,000
     4/30/99                 $12,299                           $12,352
     4/30/00                 $15,642                           $15,758
     4/30/01                 $11,053                           $10,676


This chart illustrates the total value of an assumed $10,000 investment in Alliance Select Investor Series Premier Portfolio Class A shares (from 7/31/98 to 4/30/01) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Growth Stock Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

When comparing Alliance Select Investor Series Premier Portfolio to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Premier Portfolio.

* Closest month-end after Fund's Class A share inception date of 7/29/98.


--------------------------------------------------------------------------------
6 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                              [BAR CHART OMITTED]

               Alliance Select Investor Series Premier Portfolio--
                            Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                        Alliance Select Investor Series      Russell 1000 Growth
                               Premier Portfolio                 Stock Index
--------------------------------------------------------------------------------
       4/30/99*                      28.40%                        23.52%
       4/30/00                       27.18%                        27.57%
       4/30/01                      -29.34%                       -32.25%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during the period.

The unmanaged Russell 1000 Growth Stock Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Select Investor Series Premier Portfolio.

* The Portfolio's return for the period ended 4/30/99 is from the Fund's inception date of 7/29/98 through 4/30/99. The benchmark's return for the period ended 4/30/99 is from 7/31/98 through 4/30/99.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
April 30, 2001 (unaudited)

INCEPTION DATES         PORTFOLIO STATISTICS
Class A Shares          Net Assets ($mil): $313.6
7/29/98
Class B Shares
7/29/98
Class C Shares
7/29/98

SECTOR BREAKDOWN
Finance
    6.9% Brokerage & Money Management
    8.4% Miscellaneous
    4.2% Mortgage Banking
    1.8% Insurance
Consumer Services                               [PIE CHART OMITTED]
    6.9% Retail - General Merchandise
    4.6% Entertainment & Leisure
    4.3% Broadcasting & Cable
    4.1% Cellular Communications
Health Care
   10.3% Drugs
    3.7% Medical Services
    1.2% Medical Products
Multi-Industry
   13.2% Capital Goods
Technology
    5.3% Communication Equipment
    3.8% Computer Software
    2.5% Networking Software
    1.1% Computer Services
    0.2% Semiconductor Components
    0.1% Computer Hardware
Energy
    3.5% International
    0.6% Oil & Gas
Consumer Staples
    1.4% Retail - Food & Drug
    1.1% Household Products
    0.9% Tobacco
Group Trust
    1.0% Group Trust

    8.9% Short-Term

All data as of April 30, 2001. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
April 30, 2001 (unaudited)

COUNTRY BREAKDOWN
   81.9% United States
    4.7% Finland
    4.5% United Kingdom

    8.9% Short-Term                      [PIE CHART OMITTED]

All data as of April 30, 2001. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 9

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
                 1 Year              -29.34%                        -32.34%
        Since Inception*               5.32%                          3.69%

Class B Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
                 1 Year              -29.82%                        -32.61%
        Since Inception*               4.52%                          3.85%

Class C Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
                 1 Year              -29.82%                        -30.52%
        Since Inception*               4.52%                          4.52%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2001)

                         Class A Shares       Class B Shares      Class C Shares
--------------------------------------------------------------------------------
                 1 Year      -43.03%              -43.27%            -41.52%
        Since Inception*      -0.91%               -0.79%             -0.05%

The Portfolio's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio is "non-diversified" and is subject to special risks, which are described in the Portfolio's prospectus. This Portfolio employs leverage and specialized hedging techniques in an effort to achieve maximum total return. These techniques are riskier than many investment strategies, and are appropriate only for particularly sophisticated investors who understand and are willing to assume these risks.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Inception date for all classes: 7/29/98.


--------------------------------------------------------------------------------
10 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
April 30, 2001 (unaudited)

                                                                      Percent of
Company                                                  Value        Net Assets
--------------------------------------------------------------------------------
MBNA Corp.                                        $ 23,119,738              7.4%
--------------------------------------------------------------------------------
Honeywell International, Inc.(a)                    22,930,266              7.3
--------------------------------------------------------------------------------
Tyco International Ltd.                             22,201,546              7.1
--------------------------------------------------------------------------------
Pfizer, Inc.                                        22,193,415              7.1
--------------------------------------------------------------------------------
Citigroup, Inc.(a)                                  18,425,250              5.9
--------------------------------------------------------------------------------
Nokia Corp. ADR (Finland)                           15,963,311              5.1
--------------------------------------------------------------------------------
Fannie Mae                                          14,238,124              4.5
--------------------------------------------------------------------------------
Kohl's Corp.                                        12,767,646              4.1
--------------------------------------------------------------------------------
AOL Time Warner, Inc.(a)                            12,343,870              3.9
--------------------------------------------------------------------------------
Viacom, Inc. Cl. B                                   9,215,037              2.9
--------------------------------------------------------------------------------
                                                  $173,398,203             55.3%

MAJOR PORTFOLIO CHANGES
Six Months Ended April 30, 2001(unaudited)
                                                  ------------------------------
                                                              Shares+
                                                  ------------------------------
Purchases                                          Bought      Holdings 04/30/01
--------------------------------------------------------------------------------
AT&T Wireless Group, Inc.                         371,900              371,900
--------------------------------------------------------------------------------
BP Amoco PLC ADR (United Kingdom)                 168,500              168,500
--------------------------------------------------------------------------------
Fannie Mae                                        177,400              177,400
--------------------------------------------------------------------------------
Honeywell International, Inc.                     271,500              443,200
--------------------------------------------------------------------------------
Kohl's Corp.                                       96,300              209,100
--------------------------------------------------------------------------------
MBNA Corp.                                        593,900              648,520
--------------------------------------------------------------------------------
Pfizer, Inc.                                      512,550              512,550
--------------------------------------------------------------------------------
Tyco International Ltd.                           227,000              415,993
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                          135,200              135,200
--------------------------------------------------------------------------------
Viacom, Inc. Cl. B                                161,908              177,008
--------------------------------------------------------------------------------

Sales                                                Sold      Holdings 04/30/01
--------------------------------------------------------------------------------
Applied Materials, Inc.                           160,400                   -0-
--------------------------------------------------------------------------------
Associates First Capital Corp. Cl. A              351,500                   -0-
--------------------------------------------------------------------------------
AT&T Corp.-Liberty Media Cl. A                    716,838                   -0-
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                 4,700              510,400
--------------------------------------------------------------------------------
EMC Corp.                                         163,200                   -0-
--------------------------------------------------------------------------------
Infinity Broadcasting Corp.                       390,400                   -0-
--------------------------------------------------------------------------------
Intel Corp.                                       216,400                   -0-
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                  140,300                   -0-
--------------------------------------------------------------------------------
Nortel Networks Corp. (Canada)                    505,029                   -0-
--------------------------------------------------------------------------------
PMC - Sierra, Inc.                                 35,700                   -0-
--------------------------------------------------------------------------------

(a) Adjusted for market value of call options purchased.

+   Adjusted for stock splits.


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2001 (unaudited)

Company                                                    Shares          Value
--------------------------------------------------------------------------------

COMMON STOCKS-91.7%

Finance-22.6%
Brokerage & Money Management-7.0%
Bank of America Corp. ..............................       36,200   $  2,027,200
Citigroup, Inc. ....................................      345,000     16,956,750
J.P. Morgan Chase & Co. ............................       60,200      2,888,396
                                                                    ------------
                                                                      21,872,346
                                                                    ------------
Insurance-2.0%
American International Group, Inc. .................       76,200      6,233,160
                                                                    ------------

Miscellaneous-9.1%
Household International, Inc. ......................       84,800      5,428,896
MBNA Corp. .........................................      648,520     23,119,738
                                                                    ------------
                                                                      28,548,634
                                                                    ------------
Mortgage Banking-4.5%
Fannie Mae .........................................      177,400     14,238,124
                                                                    ------------
                                                                      70,892,264
                                                                    ------------
Consumer Services-17.7%
Broadcasting & Cable-4.7%
Comcast Corp.-Special Cl. A(a)......................      122,100      5,361,411
Viacom, Inc. Cl. B(a)...............................      177,008      9,215,037
                                                                    ------------
                                                                      14,576,448
                                                                    ------------
Cellular Communications-4.5%
AT&T Wireless Group, Inc.(a)........................      371,900      7,475,190
Vodafone Group PLC ADR (United Kingdom).............       97,300      2,946,244
Vodafone Group PLC (United Kingdom).................    1,070,805      3,251,479
Western Wireless Corp. Cl. A(a).....................        7,700        342,881
                                                                    ------------
                                                                      14,015,794
                                                                    ------------
Entertainment & Leisure-1.0%
Harley-Davidson, Inc. ..............................       68,300      3,147,947
                                                                    ------------

Retail - General Merchandise-7.5%
Home Depot, Inc. ...................................      127,250      5,993,475
Kohl's Corp.(a).....................................      209,100     12,767,646
Target Corp. .......................................      113,000      4,344,850
Wal-Mart Stores, Inc. ..............................        9,300        481,182
                                                                    ------------
                                                                      23,587,153
                                                                    ------------
                                                                      55,327,342
                                                                    ------------
Healthcare-14.3%
Drugs-9.0%
Pfizer, Inc. .......................................      512,550     22,193,415
Schering-Plough Corp. ..............................      157,800      6,081,612
                                                                    ------------
                                                                      28,275,027
                                                                    ------------


--------------------------------------------------------------------------------
12 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                     Shares         Value
--------------------------------------------------------------------------------

Medical Products-1.3%
Johnson & Johnson...................................        15,400   $ 1,485,792
Medtronic, Inc. ....................................        58,100     2,591,260
                                                                     -----------
                                                                       4,077,052
                                                                     -----------
Medical Services-4.0%
Cardinal Health, Inc. ..............................        30,000     2,022,000
Tenet Healthcare Corp.(a)...........................        38,400     1,714,176
UnitedHealth Group, Inc. ...........................       135,200     8,852,896
                                                                     -----------
                                                                      12,589,072
                                                                     -----------
                                                                      44,941,151
                                                                     -----------
Technology-14.2%
Communication Equipment-5.7%
Juniper Networks, Inc.(a)(b)........................        34,400     2,030,632
Nokia Corp. ADR (Finland)...........................       466,900    15,963,311
                                                                     -----------
                                                                      17,993,943
                                                                     -----------
Computer Hardware-0.1%
Dell Computer Corp.(a)..............................        14,900       390,976
                                                                     -----------

Computer Services-1.2%
Electronic Data Systems Corp. ......................        46,400     2,992,800
First Data Corp. ...................................        12,700       856,488
                                                                     -----------
                                                                       3,849,288
                                                                     -----------
Computer Software-4.2%
Amdocs, Ltd.(a).....................................        57,100     3,363,190
Microsoft Corp.(a)..................................       115,000     7,791,250
Veritas Software Corp.(a)...........................        31,100     1,853,871
                                                                     -----------
                                                                      13,008,311
                                                                     -----------
Networking Software-2.8%
Cisco Systems, Inc.(a)(b)...........................       510,400     8,666,592
                                                                     -----------

Semiconductor Components-0.2%
Micron Technology, Inc.(a)..........................        14,700       667,086
                                                                     -----------
                                                                      44,576,196
                                                                     -----------
Multi-Industry-14.0%
Capital Goods-14.0%
Honeywell International, Inc. ......................       443,200    21,663,616
Tyco International Ltd. ............................       415,993    22,201,546
                                                                     -----------
                                                                      43,865,162
                                                                     -----------
Energy-4.5%
International-3.8%
BP Amoco PLC ADR (United Kingdom)...................       168,500     9,112,480
Chevron Corp. ......................................        30,100     2,906,456
                                                                     -----------
                                                                      12,018,936
                                                                     -----------


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                          Shares/
                                                  Contracts(c) or
                                                        Principal
                                                           Amount
Company                                                     (000)          Value
--------------------------------------------------------------------------------

Oil & Gas-0.7%
Apache Corp. ......................................        14,600   $    933,816
Transocean Sedco Forex, Inc. ......................        22,000      1,194,160
                                                                    ------------
                                                                       2,127,976
                                                                    ------------
                                                                      14,146,912
                                                                    ------------
Consumer Staples-3.3%
Household Products-1.2%
Colgate-Palmolive Co. .............................        67,300      3,758,705
                                                                    ------------

Retail-Food & Drug-1.5%
Walgreen Co. ......................................       111,700      4,778,526
                                                                    ------------

Tobacco-0.6%
Philip Morris Cos., Inc. ..........................        35,000      1,753,850
                                                                    ------------
                                                                      10,291,081
                                                                    ------------
Group Trust-1.1%
NASDAQ-100 Index Tracking Stock(a).................        76,800      3,544,320
                                                                    ------------

Total Common Stocks
   (cost $254,252,024).............................                  287,584,428
                                                                    ------------

SHORT TERM INVESTMENTS-9.7%
Commercial Paper-8.6%
General Electric Capital Corp.
   4.68%, 5/01/01..................................       $26,897     26,897,000
                                                                    ------------

Time Deposit-1.1%
Bank of New York
   4.25%, 5/01/01..................................         3,500      3,500,000
                                                                    ------------

Total Short Term Investments
   (cost $30,397,000)..............................                   30,397,000
                                                                    ------------

CALL OPTIONS PURCHASED-7.3%(a)
AOL Time Warner, Inc.
   expiring Jan '02 @ $25..........................         4,301     12,343,870
Citigroup, Inc.
   expiring Jan '02 @ $25..........................           550      1,468,500
Honeywell International, Inc.
   expiring Jan '02 @ $25..........................           517      1,266,650
Pharmacia, Inc.
   expiring Jan '02 @ $30..........................         2,938      6,816,160
Philip Morris Cos., Inc.
   expiring Jan '02 @ $25..........................           470      1,184,400
                                                                    ------------

Total Call Options Purchased
   (cost $24,445,497)..............................                   23,079,580
                                                                    ------------


--------------------------------------------------------------------------------
14 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                            Contracts(c)           Value
--------------------------------------------------------------------------------

Total Investments-108.7%
   (cost $309,094,521)...........................                 $ 341,061,008
                                                                  -------------

CALL OPTIONS WRITTEN-(0.3%)(b)
Cisco Systems, Inc.
   expiring May '01 @$12.50......................           995        (497,500)
   expiring May '01 @$15.........................           247         (62,985)
Juniper Networks, Inc.
   expiring May '01 @$50.........................           172        (206,400)
   expiring May '01 @$55.........................           172        (154,800)
                                                                  -------------
Total Call Options Written
   (premiums received $937,951)..................                      (921,685)
                                                                  -------------

Total Investments, Net of Outstanding Call
   Options Written-108.4%
   (cost $308,156,570)...........................                   340,139,323
Other assets less liabilities-(8.4%).............                   (26,518,711)
                                                                  -------------

Net Assets-100%..................................                 $ 313,620,612
                                                                  =============

(a) Non-income producing security.

(b) Security, or a portion thereof, which has been segregated to collateralize written call options. This collateral has a total market value of approximately $4,139,548.

(c) One contract relates to 100 shares unless indicated otherwise.

    Glossary:

    ADR-American Depositary Receipt.

    See notes to financial statements.


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 15

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2001 (unaudited)

Assets
Investments in securities, at value (cost $309,094,521).......  $   341,061,008
Cash  ........................................................          186,709
Receivable for investment securities sold.....................       35,262,390
Receivable for capital stock sold.............................          431,389
Interest and dividends receivable.............................           62,845
Other assets..................................................           10,000
                                                                ---------------
Total assets..................................................      377,014,341
                                                                ---------------
Liabilities
Outstanding call options written, at value
   (premiums received $937,951)...............................          921,685
Payable for investment securities purchased...................       60,648,664
Payable for capital stock redeemed............................        1,014,647
Advisory fee payable..........................................          316,277
Distribution fee payable......................................          195,792
Accrued expenses..............................................          296,664
                                                                ---------------
Total liabilities.............................................       63,393,729
                                                                ---------------
Net Assets....................................................  $   313,620,612
                                                                ===============

Composition of Net Assets
Capital stock, at par.........................................  $        28,063
Additional paid-in capital....................................      356,446,031
Accumulated net investment loss...............................       (1,938,738)
Accumulated net realized loss on investments, short sales,
   written options, foreign currency and futures transactions.      (72,894,000)
Net unrealized appreciation of investments and options
   written....................................................       31,979,256
                                                                ---------------
                                                                $   313,620,612
                                                                ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price
   per share ($83,983,066/7,400,783 shares of capital stock
   issued and outstanding)....................................           $11.35
Sales charge--4.25% of public offering price..................              .50
                                                                         ------
Maximum offering price........................................           $11.85
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($140,165,021/12,612,046 shares of capital stock issued and
   outstanding)...............................................           $11.11
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($89,472,525/8,050,530 shares of capital stock issued and
   outstanding)...............................................           $11.11
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2001 (unaudited)

Investment Income
Interest....................................... $   1,421,458
Dividends (net of foreign withheld
   of $24,226).................................       811,711   $     2,233,169
                                                -------------
Expenses
Advisory fee...................................     2,297,824
Distribution fee - Class A.....................       145,827
Distribution fee - Class B.....................       778,056
Distribution fee - Class C.....................       493,883
Transfer agency................................       132,347
Custodian......................................       126,747
Administrative fee.............................        66,500
Audit and legal................................        55,078
Registration...................................        34,036
Printing.......................................        21,244
Directors' fees................................        10,500
Miscellaneous..................................         9,865
                                                -------------
Total expenses.................................                       4,171,907
                                                                ---------------
Net investment loss............................                      (1,938,738)
                                                                ---------------
Realized and Unrealized Gain (Loss)
on Investments, Short Sales,
Options Written, Futures and
Foreign Currency Transactions
Net realized loss on investment transactions...                     (67,269,548)
Net realized gain on short sale transactions...                         758,355
Net realized gain on written option
   transactions................................                       2,101,975
Net realized loss on futures transactions......                      (3,217,209)
Net realized gain on foreign currency
   transactions................................                             127
Net change in unrealized
   appreciation/depreciation of investments,
   short sales and options written.............                     (15,530,575)
                                                                ---------------
Net loss on investments........................                     (83,156,875)
                                                                ---------------
Net Decrease in Net Assets from Operations.....                 $   (85,095,613)
                                                                ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 17

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Six Months
                                                     Ended          Year Ended
                                                April 30, 2001      October 31,
                                                  (unaudited)          2000
                                                ==============    ==============

Increase (Decrease) in Net Assets
from Operations
Net investment loss............................ $  (1,938,738)    $  (6,896,314)
Net realized loss on investment, short sales,
   written option, foreign currency and
   futures transactions........................   (67,626,300)       (1,738,746)
Net change in unrealized
   appreciation/depreciation of investments,
   short sales and options written.............   (15,530,575)       (2,844,095)
                                                -------------     -------------
Net decrease in net assets from operations.....   (85,095,613)      (11,479,155)
Distributions to Shareholders from:
Net realized gain on investments...............    (3,381,676)       (2,416,332)
Capital Stock Transactions
Net increase...................................     4,092,054       150,103,607
                                                -------------     -------------
Total increase (decrease)......................   (84,385,235)      136,208,120
Net Assets
Beginning of period............................   398,005,847       261,797,727
                                                -------------     -------------
End of period.................................. $ 313,620,612     $ 398,005,847
                                                =============     =============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Select Investor Series, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of four portfolios, the Premier Portfolio, the Biotechnology Portfolio, the Technology Portfolio and the Small Cap Growth Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Premier Portfolio. The Premier Portfolio (the "Fund") offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or, if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

when such prices are believed to reflect the fair market value of such securities. Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from sales of investments and forward currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign tax reclaims receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates would be reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States.


--------------------------------------------------------------------------------
20 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

To the extent these differences are permanent, such amounts are reclassified with the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.10% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the Russell 1000 Growth Index. The performance period for each such month will be from August 1998 through the current calendar month, until the Advisory Agreement has been in effect for 36 full calendar months, when it will become a rolling 36-month period ending with the current calendar month. During the six months ended April 30, 2001, the effective advisory fee was at the annualized rate of 1.31% of the Fund's average daily net assets.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), under which the Adviser agreed to waive its fees and, if necessary, reimburse expenses for the period from May 21, 1998 (date of organization of the Fund) to July 31, 1999, to the extent necessary to prevent total fund operating expenses from exceeding the annual rate of 2.50% of average daily net assets for Class A shares and 3.20% of average daily net assets for Class B shares and Class C shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than July 31, 2001, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. At April 30, 2001, there were no expenses waived and reimbursed by the Adviser that are subject to repayment.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the six months ended April 30, 2001, such fees amounted to $66,500.

The Fund compensates Alliance Global Investor Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $73,594 for the six months ended April 30, 2001.

For the six months ended April 30, 2001, the Fund's expenses were reduced by $3,532 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned sub-


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

sidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charge of $4,480 from the sale of Class A shares and $4,917, $273,541 and $12,467 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2001.

Brokerage commissions paid on investment transactions for the six months ended April 30, 2001, amounted to $1,052,909, of which $22,693 was paid directly to Sanford C. Bernstein &Co., LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $3,922,880 and $1,060,255 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $578,367,343 and $539,493,891, respectively, for the six months ended April 30, 2001. There were no purchases or sales of U.S. government or government agency obligations for the six months ended April 30, 2001.

At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $35,619,052 and gross unrealized depreciation of investments was $3,656,062 resulting in net unrealized appreciation of $31,962,990, excluding options written.


--------------------------------------------------------------------------------
22 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At April 30, 2001, the Fund had no outstanding futures contracts.

2. Options Transactions

The Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the costs basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Transactions in options written for the six months ended April 30, 2001 were as follows:

                                                   Number of
                                                   Contracts        Premiums
                                                ==============   ==============

Options outstanding at beginning of period.....            516   $      193,280
Options written................................         15,389       12,907,415
Options terminated in closing purchase
   transactions................................        (14,319)     (12,162,744)
                                                --------------   --------------
Options outstanding at April 30, 2001..........          1,586   $      937,951
                                                --------------   --------------

3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, di-


--------------------------------------------------------------------------------
24 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

vided into three classes, designated Class A, Class B and Class C. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                   -------------------------------    --------------------------------
                                 Shares                             Amount
                   -------------------------------    --------------------------------
                   Six Months Ended     Year Ended    Six Months Ended      Year Ended
                     April 30, 2001    October 31,      April 30, 2001     October 31,
                        (unaudited)           2000         (unaudited)            2000
                   -------------------------------------------------------------------
Class A
Shares sold               3,499,393      5,850,768        $ 42,782,985    $ 91,783,673
--------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions             55,124         40,641             738,107         608,811
--------------------------------------------------------------------------------------
Shares converted
   from Class B               3,298          2,855              36,690          44,024
--------------------------------------------------------------------------------------
Shares redeemed          (4,477,011)    (3,546,185)        (53,060,741)    (55,836,119)
--------------------------------------------------------------------------------------
Net increase
   (decrease)              (919,196)     2,348,079        $ (9,502,959)   $ 36,600,389
======================================================================================

Class B
Shares sold               3,104,411      6,225,950        $ 38,739,748    $ 95,578,706
--------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions             71,015         44,582             933,137         660,267
--------------------------------------------------------------------------------------
Shares converted
   to Class A                (3,363)        (2,895)            (36,690)        (44,024)
--------------------------------------------------------------------------------------
Shares redeemed          (3,050,260)    (2,019,856)        (34,880,253)    (31,250,995)
--------------------------------------------------------------------------------------
Net increase                121,803      4,247,781        $  4,755,942    $ 64,943,954
======================================================================================

Class C
Shares sold               3,038,065      4,892,013        $ 38,142,712    $ 75,096,870
--------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions             41,510         25,294             545,437         374,851
--------------------------------------------------------------------------------------
Shares redeemed          (2,574,958)    (1,755,667)        (29,849,078)    (26,912,457)
--------------------------------------------------------------------------------------
Net increase                504,617      3,161,640        $  8,839,071    $ 48,559,264
======================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2001.


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          --------------------------------------------------------------------
                                                                       Class A
                                          --------------------------------------------------------------------
                                              Six Months                   Year Ended                July 29,
                                                   Ended                   October 31,             1998(a) to
                                          April 30, 2001           --------------------------     October 31,
                                             (unaudited)                2000             1999            1998
                                          --------------------------------------------------------------------
Net asset value, beginning of period ..          $ 14.21            $  14.18          $  9.53         $ 10.00
                                          --------------------------------------------------------------------
Income From Investment Operations
Net investment loss(b) ................             (.04)               (.20)            (.22)           (.03)
Net realized and unrealized gain (loss)
   on investments, foreign currency and
   written option transactions ........            (2.70)                .35             4.87            (.44)
                                          --------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations ..............            (2.74)                .15             4.65            (.47)
                                          --------------------------------------------------------------------
Less: Distributions
Distributions from net realized gains .             (.12)               (.12)              -0-             -0-
                                          --------------------------------------------------------------------
Net asset value, end of period ........          $ 11.35            $  14.21          $ 14.18         $  9.53
                                          ====================================================================
Total Return
Total investment return based on net
   asset value(c) .....................           (19.44)%              1.02%           48.79%          (4.70)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ....................          $83,983            $118,233          $84,657         $25,835
Ratios to average net assets of:
   Expenses, net of waivers/
     reimbursements ...................             1.86%(d)            1.69%            2.18%           2.50%(d)
   Expenses, before waivers/
     reimbursements ...................             1.86%(d)            1.69%            2.20%           2.70%(d)
   Expenses, before waivers/
     reimbursements, excluding interest
     expense on short sales ...........             1.86%(d)            1.69%            2.20%           2.70%(d)
   Net investment loss, net of waivers/
     reimbursements ...................             (.59)%(d)          (1.24)%          (1.70)%         (1.19)%(d)
Portfolio turnover rate ...............              193%                174%              87%             29%

See footnote summary on page 28.


--------------------------------------------------------------------------------
26 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          --------------------------------------------------------------------
                                                                       Class B
                                          --------------------------------------------------------------------
                                              Six Months                   Year Ended                July 29,
                                                   Ended                   October 31,             1998(a) to
                                          April 30, 2001           --------------------------     October 31,
                                             (unaudited)                2000             1999            1998
                                          --------------------------------------------------------------------
Net asset value, beginning of period .....       $ 13.96            $  14.03         $   9.49         $ 10.00
                                          --------------------------------------------------------------------
Income From Investment Operations
Net investment loss(b) ...................          (.08)               (.30)            (.30)           (.04)
Net realized and unrealized gain
   (loss) on investments, foreign currency
   and written option transactions .......         (2.65)                .35             4.84            (.47)
                                          --------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations .................         (2.73)                .05             4.54            (.51)
                                          --------------------------------------------------------------------
Less: Distributions
Distributions from net realized gains ....          (.12)               (.12)              -0-             -0-
                                          --------------------------------------------------------------------
Net asset value, end of period ...........       $ 11.11            $  13.96         $  14.03         $  9.49
                                          ====================================================================
Total Return
Total investment return based
   on net asset value(c) .................        (19.72)%               .31%           47.84%          (5.10)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .......................      $140,165            $174,402         $115,624         $38,887
Ratios to average net assets of:
   Expenses, net of waivers/
     reimbursements ......................          2.57%(d)            2.40%            2.87%           3.20%(d)
   Expenses, before waivers/
     reimbursements ......................          2.57%(d)            2.40%            2.89%           3.39%(d)
   Expenses, before waivers/
     reimbursements, excluding interest
     expense on short sales ..............          2.57%(d)            2.39%            2.89%           3.39%(d)
   Net investment loss, net of waivers/
     reimbursements ......................         (1.30)%(d)          (1.95)%          (2.40)%         (1.87)%(d)
Portfolio turnover rate ..................           193%                174%              87%             29%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          --------------------------------------------------------------------
                                                                       Class C
                                          --------------------------------------------------------------------
                                              Six Months                   Year Ended                July 29,
                                                   Ended                   October 31,             1998(a) to
                                          April 30, 2001           --------------------------     October 31,
                                             (unaudited)                2000             1999            1998
                                          --------------------------------------------------------------------
Net asset value, beginning of period...          $ 13.96            $  14.03          $  9.50         $ 10.00
                                          --------------------------------------------------------------------
Income From Investment Operations
Net investment loss(b).................             (.08)               (.31)            (.30)           (.04)
Net realized and unrealized gain
   (loss) on investments, foreign currency
   and written option transactions.....            (2.65)                .36             4.83            (.46)
                                          --------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations...............            (2.73)                .05             4.53            (.50)
                                          --------------------------------------------------------------------
Less: Distributions
Distributions from net realized gains..             (.12)               (.12)              -0-             -0-
                                          --------------------------------------------------------------------
Net asset value, end of period.........          $ 11.11            $  13.96          $ 14.03         $  9.50
                                          ====================================================================
Total Return
Total investment return based on
   net asset value(c)..................           (19.72)%               .31%           47.68%          (5.00)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted).....................          $89,473            $105,370          $61,517         $20,904
Ratios to average net assets of:
   Expenses, net of waivers/
     reimbursements....................             2.57%(d)            2.39%            2.87%           3.20%(d)
   Expenses, before waivers/
     reimbursements....................             2.57%(d)            2.39%            2.89%           3.39%(d)
   Expenses, before waivers/
     reimbursements, excluding interest
     expense on short sales............             2.57%(d)            2.39%            2.89%           3.39%(d)
   Net investment loss, net of waivers/
     reimbursements....................            (1.30)%(d)          (1.95)%          (2.40)%         (1.85)%(d)
Portfolio turnover rate................              193%                174%              87%             29%

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Annualized.


--------------------------------------------------------------------------------
28 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

common stock

A type of security that represents ownership in a public company.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity security

Another term for stock.

Federal Funds Rate

The overnight interest rate that banks charge each other for the use of Federal Funds. The Federal Funds rate is an indicator of general interest rate trends.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
30 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services.

o  Low Minimum Investments

   You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o  Automatic Reinvestment

   You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o  Automatic Investment Program

   Build your investment account by having money automatically transferred from your bank account on a regular basis.

o  Dividend Direction Plans

   You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o  Auto Exchange

   You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o  Systematic Withdrawals

   Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o  E-Statements

   Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o  A Choice of Purchase Plans

   Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o  Telephone Transaction

   Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o  Alliance Answer: 24-Hour Information

   For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o  The Alliance Advance

   A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, including daily pricing, make additional investments, exchange between Alliance funds and view fund performance.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 31

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa,
  Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet,
  Senior Vice President
Alfred Harrison,
  Senior Vice President
Thomas J. Bardong, Vice President
John A. Koltes, Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten,
  Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
32 o ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                         ALLIANCE SELECT INVESTOR SERIES--PREMIER PORTFOLIO o 33

Alliance Select Investor Series Premier Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SISPPSR401